UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04345)

Exact name of registrant as specified in charter:	Putnam Tax Free Income Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2021

Date of reporting period:	August 1, 2020 — January 31, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Tax-Free High Yield Fund

Semiannual report
1 | 31 | 21

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PTHAX

Putnam
Tax-Free High Yield
Fund

Semiannual report
1 | 31 | 21

Message from the Trustees

March 9, 2021

Dear Fellow Shareholder:

The continuing hardships of the global Covid-19 pandemic remain a concern for the economy, but we have optimism for the year ahead. Infection rates have declined in early 2021. In the United States, fiscal stimulus enacted in December is reaching people and President Biden is urging Congress to provide even more support. Worldwide, more than 140 million vaccinations are just the beginning of a massive effort to counter the pandemic.

While many challenges remain, the economy is rebounding, the stock market has reached new highs, and interest rates remain low. Conditions appear to be in place for rising employment rates and increasing business activity later in the year. Businesses and policy makers need to steer a careful course, but we believe it is reasonable to anticipate improvement.

Putnam continues to employ active strategies that seek superior investment performance for you and your fellow shareholders. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

As always, thank you for investing with Putnam.

Two of the most significant challenges of fixed-income investing are low interest rates and taxes on income. Putnam Tax-Free High Yield Fund can help reduce the impact of both by investing in higher-yielding, lower-rated municipal bonds that are exempt from federal and state income taxes.

Meticulous credit research

Municipal bonds finance important public projects, such as schools, roads, and hospitals, and they can help investors keep more of the income they receive from their investment. Members of Putnam’s fixed-income organization have a range of skills to analyze the credit risk of below-investment-grade municipal bonds and help build a well-diversified portfolio.

2 Tax-Free High Yield Fund

Source: Putnam, as of 1/31/21. Past performance is no guarantee of future results. Yields for U.S. Treasurys, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, an unmanaged index of U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury; the Bloomberg Barclays U.S. Corporate Bond Index, an unmanaged index of U.S. dollar-denominated investment-grade, fixed-rate, taxable corporate bonds; and the Bloomberg Barclays Municipal Bond Index, an unmanaged index of long-term fixed-rate, investment-grade tax-exempt bonds, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Annual after-tax income is based on a 40.80% federal income tax rate. This rate reflects the Tax Cuts and Jobs Act of 2017 and includes the 3.80% Medicare surtax. The income data is based on a hypothetical $100,000 investment.

Source: Moody’s Investor Services, Annual U.S. Municipal Bond Defaults and Recoveries, Five-Year Average Cumulative Default Rates, 1970–2019 (July 2020). Most recent data available.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Source: Bloomberg Index Services Limited.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or limited, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

* Source: Lipper, a Refinitiv company.

† Performance for class A shares before their inception (9/20/93) is derived from the historical performance of class B shares.

‡ Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/21. See above and pages 10–13 for additional fund performance information. Index descriptions can be found on pages 16–17.

*Source: Bloomberg Index Services Limited.

4 Tax-Free High Yield Fund

Paul, how did municipal bonds perform during the six-month period ended January 31, 2021?

Against a backdrop of stabilizing U.S. economic fundamentals and positive supply/demand technicals, the municipal bond market notched strong gains. The Bloomberg Barclays Municipal Bond Index [the municipal benchmark] rose 2.01%, outperforming U.S. Treasurys and the broader U.S. fixed-income markets. With Congress working on another stimulus package, one that investors believed could include more aid to state and local governments, confidence in the asset class increased.

The Federal Reserve’s September 2020 announcement that it expected to hold short-term interest rates near zero until the end of 2023 also fueled interest. With yields on certificates of deposits and U.S. Treasurys near zero, investors sought out other alternatives. Although municipal bond yields were lower as well, their after-tax income advantage remained compelling. In other cases, investors perceived tax-free bonds as an attractive alternative to the volatile equity market. We also believe the prospect for higher taxes for both corporations as well as higher-income individuals played

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Allocations are shown as a percentage of the fund’s net assets as of 1/31/21. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 1/31/21. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 Tax-Free High Yield Fund

a role. These factors contributed to a strong demand environment that helped push bond prices higher. The supply of new municipal bonds issued after the November U.S. elections fell below last year’s totals, amplifying the strong technical backdrop.

While the arc of performance was positive for the period, there were downward shifts in risk sentiment, particularly in October 2020. This was due to uncertainties around the U.S. presidential election, delays in further stimulus, and spikes in Covid-19 cases. Sentiment rebounded in November, with election results that were less extreme than some had feared and the announcement by Pfizer/BioNTech and Moderna regarding the high efficacy of their vaccines. However, in the final weeks of 2020, a resurgence in cases of Covid-19 and renewed measures to contain the spread threatened the pace of economic improvement. Just before the end of 2020, Congress passed a $900 billion stimulus bill. However, aid to state and local governments did not make it into the relief bill. Then-President-elect Biden stated that he would pursue additional state and local funding in 2021.

In its final policy meeting of 2020, the Fed remained committed to its massive bond-buying program. It also revised its outlook for economic growth up to 4.2% and its outlook for the unemployment rate down to 5% for 2021. This helped to rally municipal bond sentiment in January 2021, as did the U.S. Senate runoff election in Georgia and its implications for the balance of power in the U.S. Senate. As the period came to a close, investors were in an upbeat mood due in part to the Biden administration’s plans to work with Congress to boost the Covid-19 vaccine rollout and add further fiscal stimulus to foster economic growth.

How did the fund perform during the reporting period?

For the six months ended January 31, 2021, the fund strongly outperformed the municipal benchmark, performing more in line with the average return of its Lipper peer group, High Yield Municipal Debt Funds.

What strategies or holdings influenced the fund’s performance during the period?

With regard to credit positioning, we focused on lower-rated investment-grade bonds and select high-yield bonds. We believe the lower tiers of the investment-grade market, particularly those rated BBB, and parts of the high-yield universe represent some of the best income and return opportunities. However, we are exercising caution given the ongoing economic uncertainty. From a sector- or industry- positioning perspective, we favored long-term care, private higher education, land secured, and charter schools as well as other revenue sectors relative to the funds’ Lipper peer groups.

Duration positioning, a measure of the fund’s interest-rate sensitivity, was generally neutral relative to the level of its Lipper peer group at period-end. The fund’s yield-curve positioning was defined by an overweight in bonds with maturities of 10 to 20 years. As part of this strategy, the fund held an underweight exposure to long maturity holdings compared with the Lipper peer group.

The fund held an overweight exposure to revenue bonds versus general obligation bonds. As part of our strategy for state debt, we held an overweight exposure to Illinois. We believe Illinois’ financial flexibility and credit fundamentals were not completely reflected by market spreads.

The fund remained underweight in its exposure to uninsured Puerto Rico municipal debt compared with its Lipper peer group. The

Tax-Free High Yield Fund 7

exposure represented less than 0.5% of total net assets. We remain cautious on Puerto Rico due to its seemingly fragile economy, weak demographic trends, poor-quality infrastructure, volatile political environment, and history of fiscal mismanagement. We continue to monitor the Commonwealth’s ongoing restructuring efforts for potential opportunities.

What is your outlook?

The sudden onset of the recession in March 2020 due to Covid-19-related shutdowns and business closures was unparalleled. That said, many states entered this recession in their best fiscal shape in over a decade. This is a very different scenario from the 2008–2009 Great Recession, which had a negative impact on property values and, by extension, property taxes. Consequently, we believe most states have ample reserves to address a decline in revenues. In our opinion, even states that were less well prepared still have quite a bit of financial flexibility and avenues to raise capital through the credit markets. Many states have reported that tax revenue declines that were forecasted in the spring of 2020 have not materialized. Against this backdrop, more federal aid would be a further tailwind for municipal bond credit fundamentals. So, while the municipal bond market has experienced an increase in downgrades and defaults due to Covid-19, the asset class remains sound overall, in our view.

Credit spreads, while still wider than the pre-pandemic levels, significantly narrowed from the extreme levels that occurred during the historic sell-off in March 2020. And while we are seeing credit fundamentals in some sectors that are weaker than they were pre-Covid-19, we still believe that defaults will remain within long-term ranges.

In our view, the municipal bond market is poised for continued recovery in 2021, with the greatest opportunities in the lower parts of the investment-grade universe as well as the high-yield sectors. As always, we will continue to balance the pursuit of tax-free income with prudent risk management as we search for the most attractive opportunities in the tax-exempt bond market.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Tax-Free High Yield Fund

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Tax-Free High Yield Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2021, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (9/20/93)
Before sales charge	6.02%	82.65%	6.21%	27.15%	4.92%	18.37%	5.78%	4.17%	5.58%
After sales charge	5.89	75.35	5.78	22.07	4.07	13.63	4.35	0.00	1.36
Class B (9/9/85)
Before CDSC	6.02	73.84	5.69	23.36	4.29	16.20	5.13	3.56	5.25
After CDSC	6.02	73.84	5.69	21.36	3.95	13.20	4.22	–1.44	0.25
Class C (2/1/99)
Before CDSC	5.77	69.16	5.40	22.34	4.12	15.68	4.97	3.40	5.17
After CDSC	5.77	69.16	5.40	22.34	4.12	15.68	4.97	2.40	4.17
Class R6 (5/22/18)
Net asset value	5.86	87.25	6.47	28.66	5.17	19.25	6.04	4.44	5.71
Class Y (1/2/08)
Net asset value	5.86	87.23	6.47	28.65	5.17	19.24	6.04	4.41	5.70

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 4.00% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R6 and Y shares have no initial sales charge or CDSC. Performance for class A, C, and Y shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

10 Tax-Free High Yield Fund

Comparative index returns For periods ended 1/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Bloomberg Barclays
Municipal Bond Index	6.35%	59.36%	4.77%	20.47%	3.79%	16.69%	5.28%	4.01%	2.01%
Lipper High Yield
Municipal Debt Funds	6.09	83.84	6.23	25.96	4.70	17.72	5.58	3.34	5.72
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Source: Bloomberg Index Services Limited.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or limited, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/21, there were 189, 188, 169, 142, 98, and 4 funds, respectively, in this Lipper category.

Tax-Free High Yield Fund 11

Fund price and distribution information For the 6-month period ended 1/31/21

Distributions	Class A		Class B	Class C	Class R6	Class Y
Number	6		6	6	6	6
Income[1]	$0.208932		$0.171249	$0.161771	$0.227618	$0.226296
Capital gains[2]	—		—	—	—	—
Total	$0.208932		$0.171249	$0.161771	$0.227618	$0.226296
	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value
7/31/20	$12.67	$13.20	$12.71	$12.71	$12.73	$12.73
1/31/21	13.16	13.71	13.20	13.20	13.22	13.22
	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value
Current dividend rate[3]	3.03%	2.91%	2.43%	2.28%	3.30%	3.28%
Taxable equivalent[4]	5.12	4.92	4.10	3.85	5.57	5.54
Current 30-day
SEC yield[5]	N/A	1.74	1.22	1.07	2.07	2.05
Taxable equivalent[4]	N/A	2.94	2.06	1.81	3.50	3.46

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 40.80% federal and state combined tax rate for 2021. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 Tax-Free High Yield Fund

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (9/20/93)
Before sales charge	5.98%	76.95%	5.87%	26.08%	4.74%	15.42%	4.90%	4.28%	6.53%
After sales charge	5.85	69.87	5.44	21.04	3.89	10.81	3.48	0.11	2.27
Class B (9/9/85)
Before CDSC	5.98	68.42	5.35	22.23	4.10	13.23	4.23	3.58	6.11
After CDSC	5.98	68.42	5.35	20.23	3.75	10.23	3.30	–1.42	1.11
Class C (2/1/99)
Before CDSC	5.73	63.89	5.06	21.41	3.96	12.80	4.10	3.51	6.11
After CDSC	5.73	63.89	5.06	21.41	3.96	12.80	4.10	2.51	5.11
Class R6 (5/22/18)
Net asset value	5.82	81.42	6.14	27.68	5.01	16.20	5.13	4.55	6.65
Class Y (1/2/08)
Net asset value	5.82	81.40	6.14	27.67	5.01	16.19	5.13	4.52	6.64

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R6	Class Y
Total annual operating expenses for the fiscal
year ended 7/31/20	0.88%	1.48%	1.63%	0.61%	0.63%
Annualized expense ratio for the six-month
period ended 1/31/21	0.86%	1.46%	1.61%	0.59%	0.61%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Tax-Free High Yield Fund 13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 8/1/20 to 1/31/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$4.46	$7.55	$8.33	$3.06	$3.16
Ending value (after expenses)	$1,055.80	$1,052.50	$1,051.70	$1,057.10	$1,057.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/21, use the following calculation method. To find the value of your investment on 8/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$4.38	$7.43	$8.19	$3.01	$3.11
Ending value (after expenses)	$1,020.87	$1,017.85	$1,017.09	$1,022.23	$1,022.13

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Tax-Free High Yield Fund

Consider these risks before investing

Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally tax-exempt funds may be subject to state and local taxes. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The fund may invest significantly in particular segments of the tax-exempt debt market, making it more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Tax-Free High Yield Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its

16 Tax-Free High Yield Fund

affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or limited, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2021, Putnam employees had approximately $541,000,000 and the Trustees had approximately $76,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Tax-Free High Yield Fund 17

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18 Tax-Free High Yield Fund

The fund’s portfolio 1/31/21 (Unaudited)

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	PO Principal Only
AGM Assured Guaranty Municipal Corporation	Q-SBLF Qualified School Board Loan Fund
AMBAC AMBAC Indemnity Corporation	U.S. Govt. Coll. U.S. Government Collateralized
BAM Build America Mutual	VRDN Variable Rate Demand Notes, which are floating-
COP Certificates of Participation	rate securities with long-term maturities that carry
FRN Floating Rate Notes: the rate shown is the current	coupons that reset and are payable upon demand
interest rate or yield at the close of the reporting period.	either daily, weekly or monthly. The rate shown is the
Rates may be subject to a cap or floor. For certain	current interest rate at the close of the reporting
securities, the rate may represent a fixed rate currently	period. Rates are set by remarketing agents and may
in place at the close of the reporting period.	take into consideration market supply and demand,
G.O. Bonds General Obligation Bonds	credit quality and the current SIFMA Municipal Swap
IO Interest Only	Index rate, which was 0.04% as of the close of the
reporting period.

MUNICIPAL BONDS AND NOTES (97.8%)*	Rating**	Principal amount	Value
Alabama (1.5%)
Jefferson Cnty., Swr. Rev. Bonds
Ser. D, 6.50%, 10/1/53	BBB	$3,000,000	$3,576,690
zero %, 10/1/46	BBB	8,800,000	8,993,512
			12,570,202
Alaska (2.7%)
AK State Indl. Dev. & Export Auth. Rev. Bonds,
(Tanana Chiefs Conference), Ser. A, 4.00%, 10/1/49	A+/F	8,500,000	9,707,510
Northern Tobacco Securitization Corp. Rev. Bonds
Ser. A, 5.00%, 6/1/46	B3	13,070,000	13,281,995
Ser. B, zero %, 6/1/46	B/P	2,220,000	457,919
			23,447,424
Arizona (2.3%)
AZ State Indl. Dev. Auth. Ed. 144A Rev. Bonds, (BASIS
Schools, Inc.), Ser. G, 5.00%, 7/1/37	BB	1,500,000	1,715,190
Maricopa Cnty., Indl. Dev. Auth. Ed. Rev. Bonds,
(Horizon Cmnty. Learning Ctr.), 5.00%, 7/1/35	BB+	1,500,000	1,608,510
Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds
(Choice Academies, Inc.), 5.375%, 9/1/32	BB	1,000,000	1,035,110
(Great Hearts Academies), 5.00%, 7/1/44	BBB–	3,800,000	4,130,030
Phoenix, Indl. Dev. Auth. Ed. 144A Rev. Bonds,
(BASIS Schools, Inc.)
Ser. A, 5.00%, 7/1/46	BB	750,000	816,420
5.00%, 7/1/35	BB	1,500,000	1,657,080
Ser. A, 5.00%, 7/1/35	BB	1,750,000	1,933,260
Phoenix, Indl. Dev. Auth. Student Hsg. Rev. Bonds,
(Downtown Phoenix Student Hsg., LLC-AZ State U.),
Ser. A, 5.00%, 7/1/37	Baa3	750,000	847,433
Salt Verde, Fin. Corp. Gas Rev. Bonds
5.50%, 12/1/29	A3	1,525,000	2,046,016
5.00%, 12/1/32	A3	1,500,000	2,048,910

Tax-Free High Yield Fund 19

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
Arizona cont.
Yavapai Cnty., Indl. Dev. Ed. Auth. Rev. Bonds,
(Agribusiness & Equine Ctr.), 5.00%, 3/1/32	BB+	$1,600,000	$1,661,584
Yavapai Cnty., Indl. Dev. Ed. Auth. 144A Rev. Bonds,
Ser. A, 5.00%, 9/1/34	BB+	500,000	543,135
			20,042,678
California (5.3%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds,
(Episcopal Sr. Cmntys.), 6.00%, 7/1/31	A–/F	1,295,000	1,317,818
Bay Area Toll Auth. VRDN (San Francisco Bay Area),
Ser. C, 0.01%, 4/1/53	VMIG 1	2,000,000	2,000,000
CA School Fin. Auth. Rev. Bonds, (2023 Union, LLC),
Ser. A, 6.00%, 7/1/33	BBB–	1,000,000	1,101,070
CA State Muni. Fin. Auth Mobile Home Park
Rev. Bonds, (Caritas Affordable Hsg., Inc.),
5.25%, 8/15/39	A–	800,000	892,816
CA State Muni. Fin. Auth. Charter School Rev. Bonds,
(Partnerships Uplift Cmnty.), Ser. A
5.25%, 8/1/42	BB	850,000	872,517
5.00%, 8/1/32	BB	665,000	684,824
CA State Poll. Control Fin. Auth. Rev. Bonds, (San
Jose Wtr. Co.), 4.75%, 11/1/46	A	1,700,000	1,942,760
CA State Tobacco Securitization Agcy. Rev. Bonds
Ser. B-2, zero %, 6/1/55	BB/P	20,390,000	3,940,775
(Gold Country Settlement Funding Corp.), Ser. B-2,
zero %, 6/1/55	BB/P	7,850,000	1,994,528
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Terraces at San Joaquin Gardens), Ser. A, 6.00%,
10/1/47 (Prerefunded 10/1/22)	A–/F	500,000	548,060
(Terraces at San Joaquin Gardens), Ser. A, 6.00%,
10/1/42 (Prerefunded 10/1/22)	A–/F	1,750,000	1,918,210
(Terraces at San Joaquin Gardens), Ser. A, 5.625%,
10/1/32 (Prerefunded 10/1/22)	A–/F	1,105,000	1,205,113
(899 Charleston, LLC), Ser. A, 5.25%, 11/1/44	BB/P	850,000	889,899
(American Baptist Homes of the West), 5.00%,
10/1/43 (Prerefunded 10/1/22)	A–/F	1,000,000	1,079,340
Golden State Tobacco Securitization Corp. Rev.
Bonds, Ser. A-2, 5.00%, 6/1/47	BB/P	6,000,000	6,246,300
Hastings Campus HFA Rev. Bonds, (U. of CA Hastings
College of the Law), Ser. A, 5.00%, 7/1/61	BB–/P	2,500,000	2,861,025
La Verne, COP, (Brethren Hillcrest Homes), 5.00%,
5/15/36 (Prerefunded 5/15/22)	BBB–/F	775,000	830,800
Long Beach, Bond Fin. Auth. Rev. Bonds, (Natural
Gas Purchase), Ser. A, 5.50%, 11/15/37	A2	2,000,000	3,038,900
Rancho Cordova, Cmnty. Fac. Dist. Special Tax
Bonds, (Sunridge Anatolia), Ser. 03-1, 5.00%, 9/1/37	BBB–/P	1,000,000	1,053,490
Riverside Cnty., Trans. Comm. Toll Rev. Bonds,
Ser. A, 5.75%, 6/1/44	A	750,000	815,070
San Francisco, City & Cnty. Redev. Agcy. Cmnty. Fac.
Dist. Special Tax Bonds, (No. 6 Mission Bay South),
Ser. A, 5.15%, 8/1/35	BBB/P	1,000,000	1,018,210

20 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
California cont.
San Francisco, City & Cnty. Redev. Agcy. Cmnty.
Successor Special Tax Bonds, (No. 6 Mission Bay
Pub. Impts.), Ser. C, zero %, 8/1/43	BBB/P	$8,000,000	$2,305,200
Sunnyvale, Special Tax Bonds, (Cmnty. Fac. Dist. No.
1), 7.75%, 8/1/32	B+/P	3,780,000	3,795,158
Tobacco Securitization Auth. of Southern CA Rev.
Bonds, Ser. B-2, Class 2, zero %, 6/1/54	BB/P	14,660,000	2,772,206
			45,124,089
Colorado (5.4%)
Aviation Station North Metro. Dist. No. 2 G.O. Bonds,
Ser. A, 5.00%, 12/1/48	B+/P	1,000,000	1,061,480
Broadway Station Metro. Dist. No. 2 Co. G.O. Bonds,
Ser. A, 5.125%, 12/1/48	B/P	1,500,000	1,607,970
Broadway Station Metro. Dist. No. 3 G.O. Bonds,
5.00%, 12/1/49	B/P	1,250,000	1,337,513
CO Pub. Hwy. Auth. Rev. Bonds, (E-470),
zero %, 9/1/41	A2	1,000,000	624,390
CO State Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmnty.), 6.375%, 1/1/41	BB/P	810,000	835,701
(Christian Living Cmntys.), 5.25%, 1/1/37	BB/P	750,000	764,535
(Christian Living Cmntys.), 5.125%, 1/1/30	BB/P	1,415,000	1,446,639
CO State Hlth. Fac. Auth. Hosp. Rev. Bonds
(Frasier Meadows Retirement Cmnty.), Ser. A,
5.25%, 5/15/47	BB+/P	250,000	291,970
(Frasier Meadows Retirement Cmnty.), Ser. A,
5.25%, 5/15/37	BB+/P	1,000,000	1,167,880
(Frasier Meadows Retirement Cmnty.), Ser. B,
5.00%, 5/15/39	BB+/P	2,000,000	2,113,100
(Christian Living Neighborhood), 5.00%, 1/1/31	BB/P	2,000,000	2,165,020
(CommonSpirit Health Oblig. Group), Ser. A-1,
4.00%, 8/1/37 T	Baa1	425,000	492,769
(CommonSpirit Health Oblig. Group), Ser. A-1,
4.00%, 8/1/38 T	Baa1	625,000	723,459
(Commonspirit Health Oblig. Group), Ser. A-1,
4.00%, 8/1/39 T	Baa1	625,000	722,096
(CommonSpirit Health Oblig. Group), Ser. A-1,
4.00%, 8/1/44 T	Baa1	2,000,000	2,304,203
(CommonSpirit Health Oblig. Group), Ser. A-2,
4.00%, 8/1/49 T	Baa1	4,000,000	4,563,022
(Covenant Living Cmnty. and Svcs. Oblig. Group),
4.00%, 12/1/50	A–/F	1,700,000	1,906,516
(Covenant Living Cmnty. and Svcs. Oblig. Group),
4.00%, 12/1/40	A–/F	2,000,000	2,280,460
(Christian Living Neighborhoods), 4.00%, 1/1/38	BBB/P	550,000	571,940
Eaton, Area Park & Recreation Dist. G.O. Bonds,
5.25%, 12/1/34 (Prerefunded 12/1/22)	BB/P	330,000	360,116
Parkdale, Cmnty. Auth. Rev. Bonds, (Metro. Dist. No.
1), Ser. A, 5.25%, 12/1/50	B/P	2,285,000	2,432,200
Plaza, Tax Alloc. Bonds, (Metro. Dist. No. 1),
5.00%, 12/1/40	BB–/P	3,000,000	3,091,950
Pub. Auth. for CO Energy Rev. Bonds, (Natural Gas
Purchase), 6.50%, 11/15/38	A2	2,000,000	3,203,260

Tax-Free High Yield Fund 21

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
Colorado cont.
RainDance Metro. Dist. No. 1 Rev. Bonds,
(Non-Potable Wtr. Enterprise)
5.25%, 12/1/50	B+/P	$1,375,000	$1,459,095
5.00%, 12/1/40	B+/P	625,000	664,469
Southlands, Metro. Dist. No. 1 G.O. Bonds, Ser. A-1,
5.00%, 12/1/37	Ba1	500,000	561,370
STC Metro. Dist. No. 2 G.O. Bonds, Ser. A,
5.00%, 12/1/38	B+/P	2,000,000	2,141,840
Trails at Crowfoot Metro. Dist. No. 3 G.O. Bonds,
Ser. A, 5.00%, 12/1/49	B+/P	2,000,000	2,114,640
Village Metro. Dist. G.O. Bonds
5.00%, 12/1/49	BB/P	1,250,000	1,349,713
5.00%, 12/1/40	BB/P	1,000,000	1,089,110
Willow Bend Metro. Dist. G.O. Bonds, Ser. A,
5.00%, 12/1/49	BB–/P	1,000,000	1,064,960
			46,513,386
Connecticut (0.6%)
CT State Hlth. & Edl. Fac. Auth. Rev. Bonds,
(Masonicare Issue), Ser. F, 5.00%, 7/1/33	BBB+/F	1,500,000	1,696,860
CT State Hlth. & Edl. Fac. Auth. 144A Rev.
Bonds, (Church Home of Hartford, Inc.), Ser. A,
5.00%, 9/1/46	BB/F	1,000,000	1,051,580
Harbor Point Infrastructure Impt. Dist. 144A Tax
Alloc. Bonds, (Harbor Point Ltd.), 5.00%, 4/1/39	BB/P	2,500,000	2,815,325
			5,563,765
Delaware (0.8%)
DE State Econ. Dev. Auth. Rev. Bonds, (ASPIRA
Charter School), Ser. A
5.00%, 6/1/46	BB	1,820,000	1,948,874
5.00%, 6/1/36	BB	700,000	760,914
Millsboro Special Oblig. 144A Special Tax,
(Plantation Lakes), 5.25%, 7/1/48	BB–/P	2,000,000	2,131,220
Millsboro Special Oblig. 144A Tax Alloc. Bonds,
(Plantation Lakes Special Dev. Dist.), 5.125%, 7/1/38	BB–/P	1,500,000	1,616,265
			6,457,273
District of Columbia (2.1%)
DC Rev. Bonds
(Ingleside at Rock Creek), Ser. A, 5.00%, 7/1/52	BB–/P	3,170,000	3,216,758
(Latin American Montessori Bilingual Pub. Charter
School Oblig. Group), 5.00%, 6/1/40	BB+	2,750,000	3,236,255
(Kipp DC), Ser. B, 5.00%, 7/1/37	BBB+	3,315,000	3,988,774
(KIPP DC), 4.00%, 7/1/49	BBB+	1,000,000	1,111,090
(KIPP DC), 4.00%, 7/1/44	BBB+	250,000	279,545
DC 144A Rev. Bonds, (Rocketship DC Oblig.
Group), Ser. 21-A
5.00%, 6/1/61	BB/P	700,000	785,799
5.00%, 6/1/51	BB/P	625,000	706,456
Metro. Washington, Arpt. Auth. Dulles Toll Rd.
Rev. Bonds, Cap Apprec 2nd Sr Lien, Ser. B,
zero %, 10/1/40	A–	995,000	580,214

22 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
District of Columbia cont.
Metro. Washington DC, Arpt. Auth. Dulles Toll Rd.
Rev. Bonds, (Dulles Metrorail & Cap. Impt. Proj.)
4.00%, 10/1/53 T	A–	$1,935,000	$2,184,553
Ser. B, 4.00%, 10/1/44 T	A–	1,940,000	2,196,749
			18,286,193
Florida (6.3%)
Cap. Projects Fin. Auth. Rev. Bonds, (CAPFA Cap.
Corp. 2000F), Ser. A-1, 5.00%, 10/1/33	Baa3	2,000,000	2,368,340
Cap. Trust Agcy. Rev. Bonds, (Wonderful Foundation
Charter School Holdings, LLC), zero %, 1/1/60	B/P	6,000,000	431,520
Cap. Trust Agcy. 144A Rev. Bonds, (Wonderful
Foundation Charter School Holdings, LLC),
5.00%, 1/1/55	BB–/P	3,800,000	4,004,022
Cap. Trust Agcy. Edl. Fac. Rev. Bonds, (Liza Jackson
Preparatory School, Inc.)
5.00%, 8/1/55	Baa3	1,000,000	1,178,650
5.00%, 8/1/40	Baa3	300,000	362,052
4.00%, 8/1/30	Baa3	200,000	230,452
Celebration Pointe Cmnty. Dev. Dist. No. 1 144A
Special Assessment Bonds, (Alachua Cnty.),
5.00%, 5/1/48	B/P	475,000	508,763
Charlotte Cnty., Indl. Dev. Auth. Util. Syst. 144A Rev.
Bonds, (Town & Country Util.), 5.00%, 10/1/49	B/P	500,000	558,675
Escambia Cnty., Hlth. Fac. Auth. Rev. Bonds, (Baptist
Hlth. Care), 4.00%, 8/15/45	BBB+	3,000,000	3,470,820
Fishhawk, CCD IV Special Assmt. Bonds,
7.25%, 5/1/43	B/P	560,000	620,738
FL State Higher Edl. Fac. Financial Auth. Rev. Bonds,
(St. Leo U., Inc. Oblig. Group), 5.00%, 3/1/49	BBB–	3,930,000	4,330,153
Lake Cnty., Retirement Fac. Rev. Bonds, (Waterman
Cmnty., Inc.), 5.75%, 8/15/55	B/P	1,750,000	1,875,983
Lakewood Ranch, Stewardship Dist. Special
Assessment Bonds, (Village of Lakewood Ranch
South), 5.00%, 5/1/36	B+/P	900,000	987,777
Lakewood Ranch, Stewardship Dist. Special Assmt.
Bonds, 4.875%, 5/1/35	BB–/P	915,000	985,446
Lakewood Ranch, Stewardship Dist. 144A Special
Assmt., 4.00%, 5/1/50	B/P	500,000	524,830
Lakewood Ranch, Stewardship Dist. 144A Special
Assmt. Bonds, (Northeast Sector), 5.30%, 5/1/39	B–/P	1,250,000	1,416,688
Lee Cnty., Indl. Dev. Auth. Rev. Bonds, (Shell Point/
Waterside Hlth.)
5.00%, 11/15/49	BBB+	1,800,000	2,036,322
5.00%, 11/15/39	BBB+	750,000	863,700
Miami-Dade Cnty., Indl. Dev. Auth. Rev. Bonds,
(Pinecrest Academy, Inc.), 5.00%, 9/15/34	BBB	2,195,000	2,410,351
Midtown Miami Cmnty. Dev. Dist. Special Assmt.
Bonds, (Garage), Ser. A, 5.00%, 5/1/29	BB–/P	750,000	789,638
Orlando Cmnty. Redev. Agcy. Tax Alloc. Bonds,
(Republic Drive/Universal), 5.00%, 4/1/24	A+/F	2,760,000	2,882,903
Palm Beach Cnty., 144A Rev. Bonds, (PBAU Hsg.),
Ser. A, 5.00%, 4/1/39	Ba1	500,000	541,020

Tax-Free High Yield Fund 23

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
Florida cont.
Pinellas Cnty., Indl. Dev. Auth. Rev. Bonds, (2017
Foundation for Global Understanding, Inc.),
5.00%, 7/1/39	AAA/P	$2,770,000	$3,339,124
Sarasota Cnty., Hlth. Fac. Auth. Retirement Fac. Rev.
Bonds, (Village of Isle)
5.00%, 1/1/31	BBB–/F	1,285,000	1,430,937
5.00%, 1/1/30	BBB–/F	750,000	836,978
Southeast Overtown Park West Cmnty. Redev. Agcy.
144A Tax Alloc. Bonds, Ser. A-1, 5.00%, 3/1/30	BBB+	1,440,000	1,601,712
Tampa, Cap. Impt. Cigarette Tax Rev. Bonds, (Cap.
Appn.), Ser. A
zero %, 9/1/53	A1	2,600,000	783,068
zero %, 9/1/45	A1	2,000,000	866,100
zero %, 9/1/41	A1	1,000,000	520,900
zero %, 9/1/40	A1	850,000	464,398
Verandah, West Cmnty. Dev. Dist. Special Assmt.
Bonds, (Cap. Impt.), 5.00%, 5/1/33	B+/P	990,000	1,030,917
Village Cmnty. Dev. Dist. No. 10 Special Assmt.
Bonds, 5.75%, 5/1/31	BB/P	1,025,000	1,119,925
Village Cmnty. Dev. Dist. No. 11 Special Assmt.
Bonds, 4.50%, 5/1/45	BB–/P	2,625,000	2,734,253
Village Cmnty. Dev. Dist. No. 12 144A Special
Assessment Bonds, 4.00%, 5/1/33	BB–/P	1,210,000	1,341,442
Village Cmnty. Dev. Dist. No. 9 Special Assmt. Bonds,
5.00%, 5/1/22	BBB–/P	155,000	159,549
Village, 144A Special Assmt., (Village Cmnty. Dev.
Dist. No. 13), 3.50%, 5/1/51	BB–/P	3,975,000	4,127,123
			53,735,269
Georgia (2.0%)
Clayton Cnty., Dev. Auth. Special Fac. Rev. Bonds,
(Delta Airlines), Ser. A, 8.75%, 6/1/29	Baa3	1,866,738	1,877,659
Cobb Cnty., Dev. Auth. Student Hsg. Rev. Bonds
(Kennesaw State U. Real Estate Oblig. Group),
Ser. C, 5.00%, 7/15/38	Baa2	1,250,000	1,373,150
(Kennesaw State U. Real Estate), 5.00%, 7/15/30	Baa2	1,200,000	1,341,768
Gainesville & Hall Cnty., Dev. Auth. Edl. Fac. Rev.
Bonds, (Riverside Military Academy), 5.00%, 3/1/37	BB/F	2,385,000	2,384,404
Muni. Election Auth. of GA Rev. Bonds, (Plant Vogtle
Units 3 & 4), Ser. A
5.50%, 7/1/60	A	3,500,000	4,078,550
5.00%, 1/1/56	A2	2,000,000	2,418,420
4.00%, 1/1/59	A2	3,000,000	3,379,440
			16,853,391
Illinois (13.9%)
Chicago, G.O. Bonds
Ser. A, 6.00%, 1/1/38	BBB+	7,040,000	8,576,832
Ser. A, 5.50%, 1/1/49	BBB+	2,000,000	2,417,180
Ser. D-05, 5.50%, 1/1/37	BBB+	3,250,000	3,672,175
Ser. G-07, 5.50%, 1/1/35	BBB+	1,200,000	1,356,372
Ser. A, 5.00%, 1/1/44	BBB+	2,000,000	2,347,540
Ser. A, 5.00%, 1/1/31	BBB+	1,400,000	1,762,824
Ser. A, 5.00%, 1/1/30	BBB+	2,600,000	3,289,754

24 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
Illinois cont.
Chicago, Special Assmt. Bonds, (Lake Shore East),
6.75%, 12/1/32	BB/P	$4,831,000	$4,841,048
Chicago, Board of Ed. G.O. Bonds
Ser. C, 5.25%, 12/1/39	BB–	4,000,000	4,456,600
Ser. H, 5.00%, 12/1/36	BB–	4,600,000	5,480,072
Chicago, Board of Ed. 144A G.O. Bonds, Ser. A,
7.00%, 12/1/46	BB–	1,500,000	1,954,260
Chicago, Motor Fuel Tax Rev. Bonds
AGM, 5.00%, 1/1/30	AA	200,000	219,122
5.00%, 1/1/28	Ba1	1,000,000	1,056,460
Chicago, Waste Wtr. Transmission Rev. Bonds,
Ser. C, 5.00%, 1/1/34	A	1,950,000	2,258,276
Cook Cnty., G.O. Bonds, 5.00%, 11/15/34	A+	1,000,000	1,262,840
Du Page Cnty., Special Svc. Area No. 31 Special Tax
Bonds, (Monarch Landing), 5.625%, 3/1/36	B/P	749,000	753,487
IL State G.O. Bonds
Ser. A, 5.25%, 12/1/30	Baa3	5,000,000	6,037,600
5.25%, 2/1/30	Baa3	3,000,000	3,305,940
5.00%, 11/1/41	Baa3	1,900,000	2,160,490
5.00%, 1/1/41	Baa3	1,000,000	1,120,340
5.00%, 2/1/39	Baa3	500,000	539,080
Ser. A, 5.00%, 5/1/38	Baa3	2,500,000	2,938,475
5.00%, 1/1/35	Baa3	2,500,000	2,832,375
Ser. A, 5.00%, 10/1/33	Baa3	1,025,000	1,228,729
5.00%, 1/1/33	Baa3	1,000,000	1,139,240
Ser. A, 5.00%, 12/1/31	Baa3	7,200,000	8,547,336
Ser. C, 5.00%, 11/1/29	Baa3	4,875,000	5,784,578
Ser. A, 5.00%, 12/1/28	Baa3	2,700,000	3,273,075
Ser. D, 5.00%, 11/1/28	Baa3	3,230,000	3,857,266
Ser. D, 5.00%, 11/1/27	Baa3	1,425,000	1,712,066
Ser. A, 5.00%, 10/1/27	Baa3	2,000,000	2,433,240
IL State Fin. Auth. Rev. Bonds
(Plymouth Place), 5.25%, 5/15/50	BB+/F	850,000	893,129
(Rosalind Franklin U. of Medicine & Science),
Ser. A, 5.00%, 8/1/47	BBB+	850,000	980,195
(Rosalind Franklin U. of Medicine & Science),
Ser. A, 5.00%, 8/1/42	BBB+	500,000	580,040
(Southern IL Healthcare Enterprises, Inc.),
5.00%, 3/1/33	A+	200,000	242,602
IL State Fin. Auth. Student Hsg. & Academic Fac. Rev.
Bonds, (U. of IL Chicago), 5.00%, 2/15/50	Baa3	4,000,000	4,374,680
Metro. Pier & Exposition Auth. Rev. Bonds,
(McCormick Place Expansion)
Ser. A, 5.00%, 6/15/50	BBB	7,000,000	8,365,770
Ser. B, stepped-coupon zero % (4.850%, 6/15/31),
12/15/42 ††	BBB	3,000,000	2,474,880
Northern IL U. Rev. Bonds, Ser. B, BAM
5.00%, 4/1/34	AA	650,000	826,703
5.00%, 4/1/30	AA	450,000	584,555
5.00%, 4/1/29	AA	400,000	510,976

Tax-Free High Yield Fund 25

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
Illinois cont.
Northern IL U. Rev. Bonds, Ser. B, BAM
4.00%, 4/1/41	AA	$625,000	$711,113
4.00%, 4/1/38	AA	600,000	688,038
4.00%, 4/1/37	AA	600,000	689,982
4.00%, 4/1/36	AA	600,000	692,382
4.00%, 4/1/35	AA	525,000	607,976
Sales Tax Securitization Corp. Rev. Bonds, Ser. C,
5.50%, 1/1/36	AA–	3,000,000	3,866,670
			119,704,363
Kansas (0.3%)
Wichita, Hlth. Care Fac. Rev. Bonds, (Presbyterian
Manors), Ser. I, 5.00%, 5/15/38	BB–/P	1,000,000	1,044,600
Wyandotte, Cnty./Kansas City, Unified Govt. 144A
Rev. Bonds, (Legends Apt. Garage & West Lawn),
4.50%, 6/1/40	BB+/P	1,350,000	1,398,938
			2,443,538
Kentucky (0.7%)
KY Econ. Dev. Fin. Auth. Rev. Bonds, (Masonic Home
Indpt. Living), 5.00%, 5/15/36	BB/P	2,000,000	2,063,540
KY Pub. Trans. Infrastructure Auth. Rev. Bonds, (1st
Tier Downtown Crossing), Ser. A, 6.00%, 7/1/53	Baa3	2,000,000	2,218,600
KY State Econ. Dev. Fin. Auth. Rev. Bonds,
(Owensboro Hlth.), Ser. A, 5.25%, 6/1/41	Baa3	375,000	426,319
KY State Econ. Dev. Fin. Auth. Hlth. Care Rev. Bonds,
(Masonic Homes of KY), 5.375%, 11/15/42	BB–/P	1,400,000	1,413,748
			6,122,207
Louisiana (0.6%)
LA State Pub. Fac. Auth. Rev. Bonds, (LA State U.
Greenhouse Phase III), Ser. A
4.00%, 7/1/54	A3	2,640,000	2,949,382
4.00%, 7/1/49	A3	1,000,000	1,121,230
LA State Pub. Fac. Solid Waste Disp. Auth. Rev.
Bonds, (LA Pellets, Inc.), Ser. A, 8.375%, 7/1/39
(In default) †	D/P	1,000,000	10
St. Tammany, Public Trust Fin. Auth. Rev. Bonds,
(Christwood), 5.25%, 11/15/37	BB/P	765,000	812,323
			4,882,945
Maine (0.5%)
ME Hlth. & Higher Edl. Fac. Auth. Rev.
Bonds, (ME Gen. Med. Ctr.), 7.50%, 7/1/32
(Prerefunded 7/1/21)	BB/F	3,000,000	3,090,810
ME State Fin. Auth. Solid Waste Disp. 144A
Mandatory Put Bonds (8/1/25), (Casella Waste Syst.),
5.125%, 8/1/35	B2	1,000,000	1,144,890
			4,235,700
Maryland (2.0%)
Brunswick, Special Tax, 5.00%, 7/1/36	B+/P	1,000,000	1,188,750
Frederick Cnty., Edl. Fac. 144A Rev. Bonds, (Mount
St. Mary’s U.), Ser. A, 5.00%, 9/1/37	BB+	500,000	557,720
MD Econ. Dev. Corp. Rev. Bonds, (Morgan State U.)
5.00%, 7/1/56	BBB–	1,000,000	1,197,400
4.00%, 7/1/40	BBB–	1,000,000	1,121,550

26 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
Maryland cont.
MD Econ. Dev. Corp. Student Hsg. Rev. Bonds,
(Bowie State U.), 4.00%, 7/1/50	BBB–	$1,000,000	$1,091,590
MD State Econ. Dev. Corp. Tax Alloc. Bonds, (Port
Covington), 4.00%, 9/1/50	B+/P	2,170,000	2,374,089
MD State Hlth. & Higher Ed. Fac. Auth. Rev. Bonds
(Stevenson U.), 4.00%, 6/1/55	BBB–	1,000,000	1,124,270
(Frederick Hlth., Inc.), 4.00%, 7/1/50	Baa1	1,000,000	1,151,860
(Frederick Hlth., Inc.), 4.00%, 7/1/45	Baa1	500,000	578,800
(Frederick Hlth., Inc.), 4.00%, 7/1/40	Baa1	300,000	352,581
Prince Georges Cnty., Special Oblig. 144A Tax Alloc.
Bonds, (Westphalia Town Ctr.)
5.25%, 7/1/48	B/P	2,000,000	2,207,920
5.125%, 7/1/39	B/P	300,000	331,377
Westminster, Rev. Bonds
(Lutheran Village at Miller’s Grant, Inc. (The)),
Ser. A, 6.00%, 7/1/34	B–/P	750,000	820,433
(Carroll Lutheran Village, Inc.), 5.125%, 7/1/34	BB/P	3,000,000	3,159,450
			17,257,790
Massachusetts (1.5%)
Lowell, Collegiate Charter School Rev. Bonds,
5.00%, 6/15/49	BB–/P	2,290,000	2,501,253
MA State Dev. Fin. Agcy. Rev. Bonds
(Loomis Communities), Ser. A, 6.00%, 1/1/33	BBB/P	250,000	270,858
(Loomis Communities), Ser. A, U.S. Govt. Coll.,
6.00%, 1/1/33 (Prerefunded 7/1/23)	AAA/P	250,000	284,443
(Milford Regl. Med. Ctr. Oblig. Group), Ser. F,
5.75%, 7/15/43	BB+	1,000,000	1,075,510
(Atrius Hlth. Oblig. Group), Ser. A, 4.00%, 6/1/49	BBB	5,000,000	5,619,000
(Linden Ponds, Inc.), Ser. B, zero %, 11/15/56	B–/P	854,285	152,900
MA State Dev. Fin. Agcy. 144A Rev. Bonds, (Linden
Ponds, Inc. Fac.), 5.125%, 11/15/46	BB/F	2,000,000	2,181,600
MA State Dev. Fin. Agcy. Hlth. Care Fac. 144A Rev.
Bonds, (Adventcare), Ser. A, 6.65%, 10/15/28
(In default) †	B/P	2,035,000	915,750
			13,001,314
Michigan (4.3%)
Detroit, G.O. Bonds
5.00%, 4/1/37	Ba3	350,000	406,434
5.00%, 4/1/36	Ba3	1,400,000	1,630,174
Flint, Hosp. Bldg. Auth. Rev. Bonds, Ser. A,
5.25%, 7/1/39	Ba1	500,000	535,745
MI State Fin. Auth. Rev. Bonds
(Local Govt. Loan Program), Ser. F1,
4.50%, 10/1/29	BB+	650,000	685,679
(Tobacco Settlement), Ser. B-2, Class 2,
zero %, 6/1/65	BBB/P	11,250,000	1,416,150
MI State Fin. Auth. Ltd. Oblig. Rev. Bonds, (Lawrence
Technological U.)
5.00%, 2/1/47	BB+	3,100,000	3,203,695
5.00%, 2/1/37	BB+	1,080,000	1,133,557

Tax-Free High Yield Fund 27

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
Michigan cont.
MI State Hosp. Fin. Auth. Rev. Bonds, (Trinity Health
Corp. Oblig. Group)
Ser. A, U.S. Govt. Coll, 5.00%, 12/1/47 T	Aa3	$11,000,000	$11,971,820
Ser. A, 4.00%, 12/1/49 T	AA–	3,875,000	4,543,460
MI State Strategic Fund Ltd. Oblig. Rev. Bonds,
(Holland Home Oblig. Group)
5.00%, 11/15/43	BBB–/F	500,000	564,215
5.00%, 11/15/34	BBB–/F	1,000,000	1,149,260
Pontiac City, G.O. Bonds, (Pontiac School
Dist.), Q-SBLF
4.00%, 5/1/39	Aa1	2,000,000	2,413,360
4.00%, 5/1/37	Aa1	1,870,000	2,268,983
4.00%, 5/1/36	Aa1	1,695,000	2,063,781
4.00%, 5/1/35	Aa1	2,000,000	2,443,900
			36,430,213
Minnesota (0.8%)
Baytown Twp., Lease Rev. Bonds, Ser. A,
4.00%, 8/1/36	BB+	400,000	425,136
Duluth, COP, (Indpt. School Dist. No. 709), Ser. A
4.20%, 3/1/34	Ba2	725,000	765,165
4.00%, 3/1/28	Ba2	760,000	815,928
4.00%, 3/1/27	Ba2	730,000	789,685
3.00%, 3/1/21	Ba2	395,000	395,312
Forest Lake, Charter School Lease Rev. Bonds, (LILA
Bldg. Co.), Ser. A, 5.25%, 8/1/43	BB+	615,000	699,999
Ham Lake, Charter School Lease Rev. Bonds
(DaVinci Academy of Arts & Science), Ser. A,
5.00%, 7/1/47	BB–/P	1,000,000	1,070,640
(Parnassus Preparatory School), Ser. A,
5.00%, 11/1/36	BB	1,500,000	1,670,625
St. Paul, Hsg. & Redev. Auth. Charter School Lease
Rev. Bonds, (Nova Classical Academy), Ser. A,
6.375%, 9/1/31	BB+	500,000	513,820
			7,146,310
Missouri (1.5%)
Kansas City, Indl. Dev. Auth. Arpt. Special Oblig. Rev.
Bonds, AGM, 4.00%, 3/1/57	AA	4,000,000	4,605,480
Saint Louis, Indl. Dev. Auth. Fin. Rev. Bonds,
(Ballpark Village Dev.), Ser. A, 4.75%, 11/15/47	BB–/P	1,625,000	1,581,759
St. Louis Cnty., Indl. Dev. Auth. Sr. Living Fac. Rev.
Bonds, (Friendship Village)
5.25%, 9/1/53	BB+/F	4,250,000	4,759,745
5.00%, 9/1/48	BB+/F	1,750,000	1,953,140
			12,900,124
Nevada (0.7%)
Clark Cnty., Impt. Dist. No. 159 Special Assessment
Bonds, (Summerlin Village 16A), 5.00%, 8/1/35	B+/P	640,000	692,115
Las Vegas, Special Assmt. Bonds
5.00%, 6/1/30	B+/P	1,050,000	1,141,770
(Dist. No. 607 Local Impt.), 5.00%, 6/1/22	BBB–/P	310,000	323,981

28 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
Nevada cont.
Las Vegas, Impt. Dist. No. 812 Special Assessment
Bonds, (Summerlin Village 24), 5.00%, 12/1/35	B/P	$725,000	$791,504
North Las Vegas, G.O. Bonds, AGM, 4.00%, 6/1/34	AA	1,075,000	1,228,962
North Las Vegas, Local Impt. Special Assmt.
Bonds, (Valley Vista Special Impt. Dist. No. 64),
4.50%, 6/1/39	B/P	700,000	761,502
NV State Dept. of Bus. & Indl. 144A Rev. Bonds,
(Somerset Academy of Las Vegas), Ser. A,
5.00%, 12/15/38	BB	1,000,000	1,066,580
			6,006,414
New Hampshire (1.2%)
National Fin. Auth. Rev. Bonds, (Caritas Acquisitions
VII, LLC), Ser. A
4.50%, 8/15/55	BBB/P	3,495,000	3,562,558
4.25%, 8/15/46	BBB/P	1,650,000	1,682,258
4.125%, 8/15/40	BBB/P	1,475,000	1,503,438
National Fin. Auth. 144A Rev. Bonds, (Covanta
Holding Corp.), Ser. C, 4.875%, 11/1/42	B1	2,100,000	2,218,104
NH State Hlth. & Ed. Fac. Auth. Rev. Bonds, (Kendel
at Hanover), 5.00%, 10/1/46	BBB+/F	625,000	710,206
NH State Hlth. & Ed. Fac. Auth. 144A Rev. Bonds,
(Hillside Village), Ser. A
6.25%, 7/1/42 (In default) †	B–/P	250,000	187,500
6.125%, 7/1/37 (In default) †	B–/P	1,000,000	750,000
			10,614,064
New Jersey (7.7%)
NJ State Econ. Dev. Auth. Rev. Bonds
(Paterson Charter School Science & Tech.), Ser. A,
6.10%, 7/1/44	BB–	655,000	681,030
(Paterson Charter School Science & Tech.), Ser. A,
6.00%, 7/1/32	BB–	300,000	313,677
(Continental Airlines, Inc.), 5.50%, 6/1/33	Ba3	2,000,000	2,183,780
(Paterson Charter School), Ser. C, 5.30%, 7/1/44	BB–	2,250,000	2,308,455
Ser. EEE, 5.00%, 6/15/48	Baa1	4,000,000	4,806,600
(North Star Academy Charter School of Newark,
Inc.), 5.00%, 7/15/47	BBB–	500,000	566,210
Ser. EEE, 5.00%, 6/15/43	Baa1	3,910,000	4,744,472
Ser. DDD, 5.00%, 6/15/42	Baa1	1,500,000	1,779,510
Ser. EEE, 5.00%, 6/15/38	Baa1	2,500,000	3,067,875
(Provident Group-Montclair State U. Student Hsg.
& Properties), 5.00%, 6/1/37	AA	1,000,000	1,197,840
(North Star Academy Charter School of Newark,
Inc.), 5.00%, 7/15/32	BBB–	1,000,000	1,167,870
(NJ Transit Trans.), Ser. A, 4.00%, 11/1/39	Baa1	2,000,000	2,315,760
(NJ Transit Trans.), Ser. A, 4.00%, 11/1/38	Baa1	3,000,000	3,481,020
NJ State Econ. Dev. Auth. Energy Fac. Rev. Bonds,
(UMM Energy Partners, LLC), Ser. A
5.00%, 6/15/37	Baa2	1,000,000	1,049,030
4.75%, 6/15/32	Baa2	170,000	178,220
NJ State Econ. Dev. Auth. Fac. Rev. Bonds,
(Continental Airlines, Inc.), 5.625%, 11/15/30	Ba3	1,000,000	1,121,960

Tax-Free High Yield Fund 29

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
New Jersey cont.
NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds, (St.
Peter’s U. Hosp.), 6.25%, 7/1/35	Ba1	$2,500,000	$2,544,175
NJ State Trans. Trust Fund Auth. Rev. Bonds
(Trans. Program), Ser. AA, 5.25%, 6/15/32	Baa1	1,000,000	1,169,740
Ser. A, 5.00%, 12/15/39	Baa1	550,000	688,287
Ser. A, 5.00%, 12/15/34	Baa1	5,600,000	6,957,104
Ser. A, 5.00%, 12/15/33	Baa1	6,550,000	8,150,609
Ser. AA, 4.00%, 6/15/50	Baa1	1,825,000	2,095,702
Ser. AA, 4.00%, 6/15/45	Baa1	2,725,000	3,152,634
Ser. A, 4.00%, 12/15/39	Baa1	1,750,000	2,029,335
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B,
5.00%, 6/1/46	BB+	7,200,000	8,584,632
			66,335,527
New Mexico (0.6%)
NM State Hosp. Equip. Loan Council Hosp. Rev.
Bonds, Ser. A, 4.00%, 8/1/48	AA	3,500,000	4,062,555
Sante Fe, Retirement Fac. Rev. Bonds, (El Castillo
Retirement Residences), Ser. A, 5.00%, 5/15/49	BB+/F	1,200,000	1,311,180
			5,373,735
New York (3.6%)
Glen Cove, Local Econ. Assistance Corp. Rev. Bonds,
(Garvies Point Pub. Impt.), Ser. C, stepped-coupon
zero % (5.625%, 1/1/24), 1/1/55 ††	B/P	600,000	652,686
Metro. Trans. Auth. Rev. Bonds, (Green Bond),
Ser. C-1, 5.00%, 11/15/50	A3	1,500,000	1,849,290
NY City, Transitional Fin. Auth. Rev. Bonds, Ser. B-1,
4.00%, 11/1/41 T	Aa2	10,000,000	12,942,843
NY Counties, Tobacco Trust VI Rev. Bonds, (Tobacco
Settlement Pass Through), Ser. A-2B, 5.00%, 6/1/51	BB+/P	2,500,000	2,657,050
NY State Dorm. Auth. Non-State Supported
Debt 144A Rev. Bonds, (Orange Regl. Med. Ctr.),
5.00%, 12/1/35	Baa3	1,300,000	1,526,122
NY State Env. Fac. Corp. Solid Waste Disp.
Mandatory Put Bonds (9/2/25), (Casella Waste Syst.
Inc.), 2.75%, 9/1/50	B	475,000	494,556
NY State Liberty Dev. Corp. 144A Rev. Bonds
(World Trade Ctr.), Class 2, 5.375%, 11/15/40	BB–/P	1,250,000	1,385,688
(3 World Trade Ctr., LLC), Class 1-3,
5.00%, 11/15/44	BB–/P	6,750,000	7,332,795
NY State Trans. Special Fac. Dev. Corp. Rev. Bonds,
(Delta Air Lines, Inc.), 5.00%, 10/1/40	Baa3	2,000,000	2,476,260
			31,317,290
North Carolina (1.1%)
NC State Med. Care Comm. Hlth. Fac. Rev. Bonds,
(Presbyterian Homes Oblig. Group), 4.00%, 10/1/50	BBB+/F	1,350,000	1,514,120
NC State Med. Care Comm. Retirement
Fac. Rev. Bonds
(Maryfield, Inc. Oblig. Group), 5.00%, 10/1/50	BB/P	1,500,000	1,664,535
(Twin Lakes Cmnty.), Ser. A, 5.00%, 1/1/49	BBB/F	2,970,000	3,339,795
(Southminister, Inc.), 5.00%, 10/1/37	BB/P	1,625,000	1,746,599
(United Church Homes & Svcs. Oblig. Group),
Ser. A, 5.00%, 9/1/37	BB/P	1,000,000	1,035,380
			9,300,429

30 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
Ohio (6.0%)
Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds
Ser. A-3, 6.25%, 6/1/37 (Prerefunded 6/1/22)	AAA/P	$7,300,000	$7,892,687
Ser. B-2, Class 2, 5.00%, 6/1/55	BB/P	23,675,000	27,607,654
Ser. B-3, Class 2, zero %, 6/1/57	B+/P	14,000,000	2,236,080
Centerville, Hlth. Care Rev. Bonds, (Graceworks
Lutheran Svcs.), 5.25%, 11/1/47	BB+/P	2,000,000	2,111,320
Cleveland-Cuyahoga Cnty., Port Auth. Cultural
Fac. Rev. Bonds, (Playhouse Sq. Foundation),
5.25%, 12/1/38	BB+	1,065,000	1,165,674
Franklin Cnty., Hlth. Care Fac. Rev. Bonds,
(Ohio Living)
6.00%, 7/1/35	BBB/F	2,825,000	2,974,386
6.00%, 7/1/35 (Prerefunded 7/1/22)	AAA/P	175,000	189,089
Hickory Chase, Cmnty. Auth. Infrastructure
Impt. 144A Rev. Bonds, (Hickory Chase), Ser. A,
5.00%, 12/1/40	B+/P	1,485,000	1,590,465
Lake Cnty., Hosp. Fac. Rev. Bonds, (Lake Hosp. Syst.,
Inc.), Ser. C, 6.00%, 8/15/43	Baa1	250,000	250,813
OH State Air Quality Dev. Auth. Exempt Fac. 144A
Rev. Bonds, (Pratt Paper, LLC), 4.50%, 1/15/48	BB+/P	2,000,000	2,259,260
OH State Higher Edl. Fac. Comm. Rev. Bonds,
5.25%, 12/1/48	BB	750,000	816,135
Southeastern OH Port Auth. Hosp. Fac. Rev. Bonds
5.75%, 12/1/32	BB–/F	2,225,000	2,331,733
(Memorial Hlth. Syst. Oblig. Group),
5.50%, 12/1/43	BB–/F	235,000	248,118
			51,673,414
Oregon (0.3%)
Clackamas Cnty., Hosp. Fac. Auth. Rev. Bonds, (Rose
Villa, Inc.), Ser. A, 5.375%, 11/15/55	BB/P	1,000,000	1,080,970
Warm Springs, Reservation Confederated Tribes
144A Rev. Bonds, (Pelton-Round Butte), Ser. B
5.00%, 11/1/39	A3	700,000	846,433
5.00%, 11/1/32	A3	360,000	447,998
			2,375,401
Pennsylvania (3.2%)
Chester Cnty., Indl. Dev. Auth. Rev. Bonds
(Collegium Charter School), Ser. A,
5.125%, 10/15/37	BB	1,200,000	1,332,540
(Renaissance Academy Charter School),
5.00%, 10/1/34	BBB–	625,000	683,081
Cumberland Cnty., Muni. Auth. Rev. Bonds, (Asbury
PA Obligated Group), 5.00%, 1/1/45	BB+/P	1,000,000	1,083,900
Dallas, Area Muni. Auth. U. Rev. Bonds, (Misericordia
U.), 5.00%, 5/1/48	Baa3	3,000,000	3,366,210
East Hempfield Twp., Indl. Dev. Auth. Rev.
Bonds, (Millersville U. Student Hsg. & Svcs., Inc.),
5.00%, 7/1/34	Ba1	800,000	817,320
Lancaster Cnty., Hosp. Auth. Rev. Bonds, (Brethren
Village), 5.125%, 7/1/37	BB+/F	700,000	760,214

Tax-Free High Yield Fund 31

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
Pennsylvania cont.
Lancaster Cnty., Hosp. Auth. Hlth. Care Fac.
Rev. Bonds, (Moravian Manors, Inc.), Ser. A,
5.00%, 6/15/49	BB+/F	$4,705,000	$5,019,388
Lancaster, Indl. Dev. Auth. Rev. Bonds, (Willow
Valley Communities)
5.00%, 12/1/49	A/F	2,300,000	2,625,358
5.00%, 12/1/44	A/F	1,850,000	2,117,991
4.00%, 12/1/44	A/F	1,150,000	1,258,871
Montgomery Cnty., Indl. Auth. Rev. Bonds,
(Whitemarsh Continuing Care Retirement Cmnty.),
Ser. A, 5.25%, 1/1/48	BB–/P	1,500,000	1,598,025
Moon, Indl. Dev. Auth. Rev. Bonds, (Baptist Homes
Society Oblig. Group), 5.75%, 7/1/35	B+/P	850,000	910,673
Northeastern PA Hosp. & Ed. Auth. Rev. Bonds,
(Wilkes U.), Ser. A, 5.25%, 3/1/42	BBB	1,000,000	1,017,300
PA State Higher Edl. Fac. Auth. Student Hsg. Rev.
Bonds, (U. Properties, Inc.-East Stroudsburg), Ser. A,
5.00%, 7/1/31	Baa3	1,000,000	1,057,190
PA State Tpk. Comm. Rev. Bonds, Ser. A,
4.00%, 12/1/50	A	2,000,000	2,341,240
Philadelphia Auth. For Ind. Dev. 144A Rev. Bonds,
(String Theory Charter School), 5.00%, 6/15/50	BB+	1,000,000	1,151,420
			27,140,721
Puerto Rico (0.5%)
Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds
Ser. A-1, 5.00%, 7/1/58	B/P	1,097,000	1,250,810
Ser. A-2, 4.784%, 7/1/58	B/P	240,000	269,878
Ser. A-1, 4.75%, 7/1/53	B/P	433,000	485,657
Ser. A-1, 4.55%, 7/1/40	B/P	59,000	66,229
Ser. A-2, 4.536%, 7/1/53	B/P	17,000	18,826
Ser. A-1, 4.50%, 7/1/34	B/P	116,000	127,693
Ser. A-2, 4.329%, 7/1/40	B/P	600,000	664,674
Ser. A-1, zero %, 7/1/51	B/P	1,236,000	284,193
Ser. A-1, zero %, 7/1/46	B/P	1,518,000	480,371
Ser. A-1, zero %, 7/1/33	B/P	159,000	116,110
Ser. A-1, zero %, 7/1/31	B/P	141,000	111,239
Ser. A-1, zero %, 7/1/29	B/P	109,000	93,105
Ser. A-1, zero %, 7/1/27	B/P	112,000	100,936
Ser. A-1, zero %, 7/1/24	B/P	66,000	62,876
			4,132,597
Rhode Island (0.4%)
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B,
5.00%, 6/1/50	BBB–/P	3,000,000	3,297,780
			3,297,780
South Carolina (2.2%)
Berkeley Cnty., Assmt. Rev. Bonds, (Nexton Impt.
Dist.), 4.25%, 11/1/40	BB–/P	1,000,000	1,110,100
SC State Jobs Econ. Dev. Auth. Edl. Fac. 144A Rev.
Bonds, (High Point Academy), Ser. A, 5.75%, 6/15/39	Ba1	2,000,000	2,281,200

32 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
South Carolina cont.
SC State Jobs-Econ. Dev. Auth. Rev. Bonds,
(Woodlands at Furman), Ser. A
5.00%, 11/15/54	BB/P	$1,000,000	$1,058,650
5.00%, 11/15/42	BB/P	585,000	627,541
SC State Pub. Svcs. Auth. Rev. Bonds
Ser. A, 5.50%, 12/1/54	A2	6,220,000	7,142,488
Ser. E, 5.25%, 12/1/55	A2	2,500,000	2,990,150
Ser. E, 5.00%, 12/1/48	A2	2,000,000	2,233,100
Ser. C, 5.00%, 12/1/46	A2	1,000,000	1,151,560
(Oblig.), Ser. B, 5.00%, 12/1/37	A2	500,000	617,490
			19,212,279
Tennessee (1.4%)
Chattanooga, Hlth. Edl. & Hsg. Fac. Rev. Bonds,
(CommonSpirit Health Oblig. Group)
Ser. A-1, 4.00%, 8/1/37 T	Baa1	425,000	500,679
Ser. A-1, 4.00%, 8/1/38 T	Baa1	425,000	499,838
Ser. A-2, 5.00%, 8/1/44 T	Baa1	425,000	516,533
Ser. A-1, 4.00%, 8/1/44 T	Baa1	850,000	988,230
Ser. A-2, 5.00%, 8/1/49 T	Baa1	725,000	880,218
Metro. Govt. Nashville & Davidson Cnty., Hlth. & Edl.
Fac. Board Rev. Bonds
(Trevecca Nazarene U.), 5.00%, 10/1/48	BBB–/F	1,800,000	2,062,458
(Trevecca Nazarene U.), 5.00%, 10/1/39	BBB–/F	800,000	933,864
(Trevecca Nazarene U.), 5.00%, 10/1/34	BBB–/F	400,000	473,688
(Trevecca Nazarene U.), 5.00%, 10/1/29	BBB–/F	600,000	707,880
(Blakeford at Green Hills Oblig. Group), Ser. A,
4.00%, 11/1/45	BBB–/F	3,000,000	3,105,750
Nashville, Metro. Dev. & Hsg. Agcy. 144A Tax Alloc.
Bonds, (Fifth & Broadway Dev. Dist.), 5.125%, 6/1/36	B+/P	1,250,000	1,425,350
			12,094,488
Texas (5.6%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds, (Uplift
Ed.), Ser. A, 5.00%, 12/1/36	BBB–	815,000	927,193
Clifton, Higher Ed. Fin. Corp. Rev. Bonds
(Intl. Leadership), Ser. D, 6.125%, 8/15/48	BB–/P	6,000,000	6,977,520
(Idea Pub. Schools), 5.00%, 8/15/32	A–	2,100,000	2,211,468
(IDEA Pub. Schools), Ser. B, 5.00%, 8/15/27	A–	375,000	450,825
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev. Bonds,
(Brazos Presbyterian Homes, Inc.), 5.00%, 1/1/37	BBB–/F	1,000,000	1,100,500
Houston, Arpt. Syst. Rev. Bonds, Ser. B-1,
5.00%, 7/15/35	B	200,000	218,342
Houston, Higher Ed. Fin. Co. Rev. Bonds, (Cosmos
Foundation), Ser. A
5.00%, 2/15/42	BBB	2,250,000	2,319,728
5.00%, 2/15/32	BBB	2,250,000	2,331,023
Matagorda Cnty., Poll. Control Rev. Bonds, (Dist. No.
1), Ser. A, AMBAC, 4.40%, 5/1/30	A–	3,000,000	3,768,840
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(MRC Sr. Living-Langford (The)), Ser. A,
5.50%, 11/15/52	B–/P	250,000	220,483
(MRC Senior Living-Langford (The)),
5.50%, 11/15/46	B–/P	700,000	632,282

Tax-Free High Yield Fund 33

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
Texas cont.
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Wesleyan Homes, Inc.), 5.50%, 1/1/43	BB–/P	$1,050,000	$1,099,140
(MRC Senior Living-Langford (The)),
5.375%, 11/15/36	B–/P	500,000	471,270
(CHF-Collegiate Hsg. Stephenville III, LLC), 5.00%,
4/1/47 (Prerefunded 4/1/25)	AAA/P	2,450,000	2,899,306
(Collegiate Student Hsg. Island Campus, LLC),
Ser. A, 5.00%, 4/1/42	Ba1	3,500,000	3,544,205
(Collegiate Hsg.-Tarleton St.), 5.00%, 4/1/39
(Prerefunded 4/1/24)	AAA/P	500,000	563,465
(Woman’s U.-Collegiate Hsg. Denton, LLC),
Ser. A-1, AGM, 5.00%, 7/1/38	AA	500,000	591,510
(Woman’s U.-Collegiate Hsg. Denton, LLC),
Ser. A-1, AGM, 5.00%, 7/1/32	AA	700,000	840,623
(Woman’s U.-Collegiate Hsg. Denton, LLC),
Ser. A-1, AGM, 5.00%, 7/1/30	AA	400,000	483,908
(Woman’s U.-Collegiate Hsg. Denton, LLC),
Ser. A-1, AGM, 4.00%, 7/1/43	AA	1,600,000	1,742,128
Newark, Higher Ed. Fin. Corp. Rev. Bonds, (Austin
Achieve Pub. Schools, Inc.)
5.00%, 6/15/48	BB–/P	750,000	765,315
5.00%, 6/15/38	BB–/P	245,000	250,887
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement
Fac. Rev. Bonds, (Buckner Retirement Svcs., Inc.),
5.00%, 11/15/37	A/F	1,620,000	1,901,362
Temple, Tax Increment 144A Tax Alloc. Bonds,
(Reinvestment Zone No. 1), Ser. A, 5.00%, 8/1/38	BB+	3,500,000	3,871,070
TX Private Activity Surface Trans. Corp. Rev. Bonds,
(Segment 3C), 5.00%, 6/30/58	Baa3	4,500,000	5,485,635
TX State Private Activity Bond Surface Trans. Corp.
Rev. Bonds, (Blueridge Trans. Group, LLC (SH 288
Toll Lane)), 5.00%, 12/31/50	Baa3	1,750,000	1,988,893
TX State Trans. Comm. Rev. Bonds, (State Hwy. 249
Sys.), Ser. A, zero %, 8/1/39	Baa3	1,500,000	758,400
			48,415,321
Utah (1.1%)
Infrastructure Agcy. Telecomm. Rev. Bonds
4.00%, 10/15/42	BBB–/F	1,500,000	1,707,840
4.00%, 10/15/36	BBB–/F	1,000,000	1,159,400
MDA Mountain Village Pub. Infrastructure Dist.
Special Assmt., Ser. A, 5.00%, 8/1/50	B/P	2,000,000	2,252,200
Murray City, Hosp. VRDN, (IHC Hlth. Svcs., Inc.),
Ser. A, 0.01%, 5/15/37	VMIG 1	4,300,000	4,300,000
			9,419,440
Virginia (1.8%)
Cherry Hill Cmnty., Dev. Auth. 144A Special Assmt.
Bonds, (Potomac Shores), 5.15%, 3/1/35	B/P	500,000	522,585
Fairfax Cnty., Econ. Dev. Auth. Res. Care Fac. Rev.
Bonds, (Goodwin House, Inc.), Ser. A, 5.00%, 10/1/42	BBB+/F	350,000	389,977
Lexington, Indl. Dev. Auth. Res. Care Fac. Rev.
Bonds, (Kendal at Lexington), Ser. A, 5.00%, 1/1/42	BBB–/F	690,000	735,554

34 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
Virginia cont.
Lower Magnolia Green Cmnty., Dev. Auth. 144A
Special Assmt. Bonds, 5.00%, 3/1/35	B/P	$835,000	$859,466
Small Bus. Fin. Auth. Private Activity Rev. Bonds,
(Transform 66 P3), 5.00%, 12/31/56	Baa3	3,000,000	3,529,080
Suffolk, Econ. Dev. Auth. Retirement Fac. Rev.
Bonds, (United Church Homes & Svcs. Oblig. Group),
5.00%, 9/1/31	BB/P	1,500,000	1,594,755
VA State Small Bus. Fin. Auth. Rev. Bonds
(Elizabeth River Crossings OPCO, LLC),
6.00%, 1/1/37	BBB–	1,725,000	1,839,454
(National Sr. Campuses, Inc. Oblig. Group),
4.00%, 1/1/38	A/F	2,000,000	2,286,920
(National Sr. Campuses, Inc. Oblig. Group),
4.00%, 1/1/37	A/F	2,250,000	2,582,685
VA State Small Bus. Fin. Auth. Solid Waste Disp. Fac.
144A, FRN Mandatory Put Bonds (7/1/38), (Covanta
Holding Corp.), 5.00%, 1/1/48	B	1,000,000	1,052,180
			15,392,656
Washington (1.7%)
Kalispel Tribe of Indians Priority Dist. Rev. Bonds,
Ser. A, 5.00%, 1/1/32	BB+/P	1,000,000	1,152,320
Port Seattle, Port Indl. Dev. Corp. Rev. Bonds, (Delta
Airlines, Inc.), 5.00%, 4/1/30	BB	5,700,000	6,123,738
Skagit Cnty., Pub. Hosp. Dist. No. 1 Rev. Bonds,
(Skagit Regl. Hlth. Impt.), 5.00%, 12/1/37	Baa2	2,000,000	2,293,120
WA State Hsg. Fin. Comm. Rev. Bonds, (Wesley
Homes Lea Hill), 5.00%, 7/1/36	B/P	575,000	603,865
WA State Hsg. Fin. Comm. 144A Rev. Bonds,
(Presbyterian Retirement Cmnty. Northwest), Ser. A,
5.00%, 1/1/46	BB/F	4,000,000	4,266,120
			14,439,163
Wisconsin (3.6%)
Pub. Fin. Auth. Rev. Bonds, (Northwest Nazarene U.),
5.00%, 10/1/43	Baa3	3,425,000	3,748,286
Pub. Fin. Auth. 144A Rev. Bonds, (Roseman U.
of Hlth. Sciences), 5.00%, 4/1/50	BB	1,800,000	2,057,040
Pub. Fin. Auth. Arpt. Fac. Rev. Bonds
(Sr. Oblig. Group), 5.25%, 7/1/28	BBB+	800,000	841,168
(Trans. Infrastructure Properties), 5.00%, 7/1/42	BBB+	3,500,000	3,653,755
Pub. Fin. Auth. Ed. 144A Rev. Bonds, (North Carolina
Leadership Academy)
5.00%, 6/15/54	BB+/P	455,000	480,821
5.00%, 6/15/49	BB+/P	1,040,000	1,101,610
5.00%, 6/15/39	BB+/P	410,000	439,229
Pub. Fin. Auth. Edl. Fac. Rev. Bonds, (Piedmont
Cmnty. Charter School), 5.00%, 6/15/53	Baa3	1,000,000	1,168,030
Pub. Fin. Auth. Exempt Fac. Rev. Bonds, (Celanese
U.S. Holdings, LLC), Ser. C, 4.30%, 11/1/30	Baa3	700,000	787,234
Pub. Fin. Auth. Higher Ed. Fac. Rev. Bonds,
(Gannon U.)
5.00%, 5/1/47	BBB+	850,000	941,044
5.00%, 5/1/42	BBB+	1,600,000	1,780,992

Tax-Free High Yield Fund 35

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
Wisconsin cont.
Pub. Fin. Auth. Retirement Communities
Rev. Bonds, (Evergreens Oblig. Group), Ser. A,
5.00%, 11/15/49	BBB/F	$2,000,000	$2,279,900
Pub. Fin. Auth. Retirement Fac. 144A Rev. Bonds,
(Southminster, Inc.), 5.00%, 10/1/48	BB/F	1,500,000	1,623,390
Pub. Fin. Auth. Student Hsg. Fac. Rev. Bonds,
(Appalachian State U.), Ser. A, AGM
4.00%, 7/1/59	AA	1,350,000	1,487,646
4.00%, 7/1/55	AA	1,000,000	1,102,370
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(St. John’s Cmnty., Inc.), Ser. B, 5.00%, 9/15/45	BBB–/F	750,000	774,600
(Thedacare, Inc.), 4.00%, 12/15/49	A1	1,395,000	1,609,133
WI State Pub. Fin. Auth Sr. Living Rev. Bonds, (Rose
Villa, Inc.), Ser. A
6.00%, 11/15/49	BB–/P	1,000,000	1,086,390
5.50%, 11/15/34	BB–/P	1,685,000	1,820,828
WI State Pub. Fin. Auth Sr. Living 144A Rev. Bonds,
(Rose Villa, Inc.), Ser. A, 5.75%, 11/15/44	BB–/P	500,000	539,355
WI State Pub. Fin. Auth. 144A Rev. Bonds, (Church
Home of Hartford, Inc.), Ser. A, 5.00%, 9/1/38	BB/F	1,500,000	1,564,786
			30,887,607
Total municipal bonds and notes (cost $769,679,105)			$840,146,500

UNITIZED TRUST (0.1%)*	Shares	Value
CMS Liquidating Trust 144A F	400	$584,884
Total unitized trust (cost $1,206,477)		$584,884

	Principal amount/
SHORT-TERM INVESTMENTS (3.5%)*		shares	Value
Putnam Short Term Investment Fund Class P 0.13% L	Shares	30,270,862	$30,270,862
Total short-term investments (cost $30,270,862)			$30,270,862

TOTAL INVESTMENTS
Total investments (cost $801,156,444)	$871,002,246

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2020 through January 31, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $858,710,628.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.

36 Tax-Free High Yield Fund

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

T Underlying security in a tender option bond transaction. This security has been segregated as collateral for financing transactions.

At the close of the reporting period, the fund maintained liquid assets totaling $67,646,890 to cover, tender option bonds and the settlement of certain securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 0.04%, 0.12% and 0.20%, respectively, as of the close of the reporting period.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	22.0%
Education	17.7
State debt	11.9

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/21 (Unaudited)
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A.
$4,000,000	$6,416	$—	3/17/21	—	0.81% minus	$6,416
					Municipal Market
					Data Index AAA
					municipal yields
					10 Year rate — At
					maturity
Morgan Stanley & Co. International PLC
1,500,000	16,095	—	4/14/21	—	0.93% minus	(16,095)
					Municipal Market
					Data Index AAA
					municipal yields
					10 Year rate — At
					maturity

Tax-Free High Yield Fund 37

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/21 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
$3,000,000	$32,190	$—	4/14/21	—	0.93% minus	$(32,190)
					Municipal Market
					Data Index AAA
					municipal yields
					10 Year rate — At
					maturity
3,510,000	35,504	—	4/20/21	—	0.93% minus	(35,504)
					Municipal Market
					Data Index AAA
					municipal yields
					10 Year rate — At
					maturity
7,020,000	28,312	—	4/20/21	—	0.40% minus	28,312
					Municipal Market
					Data Index AAA
					municipal yields
					5 Year rate — At
					maturity
6,000,000	25,824	—	4/14/21	—	0.40% minus	25,824
					Municipal Market
					Data Index AAA
					municipal yields
					5 Year rate — At
					maturity
3,000,000	12,912	—	4/14/21	—	0.40% minus	12,912
					Municipal Market
					Data Index AAA
					municipal yields
					5 Year rate — At
					maturity
2,340,000	44,612	—	4/20/21	—	1.60% minus	44,612
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
Upfront premium received		—		Unrealized appreciation		118,076
Upfront premium (paid)		—		Unrealized (depreciation)		(83,789)
Total		$—		Total		$34,287

38 Tax-Free High Yield Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$840,146,500	$—
Unitized Trust	—	—	584,884
Short-term investments	—	30,270,862	—
Totals by level	$—	$870,417,362	$584,884

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Total return swap contracts	$—	$34,287	$—
Totals by level	$—	$34,287	$—

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Tax-Free High Yield Fund 39

Statement of assets and liabilities 1/31/21 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $770,885,582)	$840,731,384
Affiliated issuers (identified cost $30,270,862) (Notes 1 and 5)	30,270,862
Cash	44
Interest and other receivables	7,829,469
Receivable for shares of the fund sold	334,894
Receivable for investments sold	8,884,725
Receivable for sales of delayed delivery securities (Note 1)	6,674,366
Unrealized appreciation on OTC swap contracts (Note 1)	118,076
Prepaid assets	47,929
Total assets	894,891,749

LIABILITIES
Payable for investments purchased	1,489,169
Payable for purchases of delayed delivery securities (Note 1)	6,033,834
Payable for shares of the fund repurchased	1,212,005
Payable for compensation of Manager (Note 2)	334,084
Payable for custodian fees (Note 2)	11,801
Payable for investor servicing fees (Note 2)	99,176
Payable for Trustee compensation and expenses (Note 2)	344,983
Payable for administrative services (Note 2)	9,411
Payable for distribution fees (Note 2)	166,461
Payable for floating rate notes issued (Note 1)	25,989,180
Distributions payable to shareholders	329,084
Unrealized depreciation on OTC swap contracts (Note 1)	83,789
Other accrued expenses	78,144
Total liabilities	36,181,121

Net assets	$858,710,628

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$783,637,941
Total distributable earnings (Note 1)	75,072,687
Total — Representing net assets applicable to capital shares outstanding	$858,710,628

(Continued on next page)

40 Tax-Free High Yield Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($660,692,891 divided by 50,206,107 shares)	$13.16
Offering price per class A share (100/96.00 of $13.16)*	$13.71
Net asset value and offering price per class B share ($3,313,997 divided by 251,124 shares)**	$13.20
Net asset value and offering price per class C share ($29,052,329 divided by 2,200,868 shares)**	$13.20
Net asset value, offering price and redemption price per class R6 share
($1,413,543 divided by 106,913 shares)	$13.22
Net asset value, offering price and redemption price per class Y share
($164,237,868 divided by 12,425,001 shares)	$13.22

*On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Tax-Free High Yield Fund 41

Statement of operations Six months ended 1/31/21 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $29,402 from investments in affiliated issuers) (Note 5)	$16,961,569
Total investment income	16,961,569

EXPENSES
Compensation of Manager (Note 2)	1,961,555
Investor servicing fees (Note 2)	298,771
Custodian fees (Note 2)	12,989
Trustee compensation and expenses (Note 2)	18,668
Distribution fees (Note 2)	982,298
Administrative services (Note 2)	13,971
Interest and fees expense (Note 1)	108,092
Other	160,710
Total expenses	3,557,054
Expense reduction (Note 2)	(47,351)
Net expenses	3,509,703

Net investment income	13,451,866

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	8,433,455
Futures contracts (Note 1)	114,507
Swap contracts (Note 1)	698,493
Total net realized gain	9,246,455
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	23,327,976
Swap contracts	(365,909)
Total change in net unrealized appreciation	22,962,067

Net gain on investments	32,208,522

Net increase in net assets resulting from operations	$45,660,388

The accompanying notes are an integral part of these financial statements.

42 Tax-Free High Yield Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/21*	Year ended 7/31/20
Operations
Net investment income	$13,451,866	$28,787,624
Net realized gain (loss) on investments	9,246,455	(1,778,952)
Change in net unrealized appreciation (depreciation)
of investments	22,962,067	(4,551,519)
Net increase in net assets resulting from operations	45,660,388	22,457,153
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(372,036)	(1,130,720)
Class B	(1,897)	(8,766)
Class C	(16,744)	(78,145)
Class R6	(787)	(2,069)
Class Y	(89,175)	(260,254)
From tax-exempt net investment income
Class A	(10,469,090)	(22,107,088)
Class B	(45,790)	(134,674)
Class C	(363,752)	(1,123,503)
Class M	—	(61,360)
Class R6	(23,114)	(44,506)
Class Y	(2,618,807)	(5,358,555)
Net realized short-term gain on investments
Class A	—	(3,070,466)
Class B	—	(23,806)
Class C	—	(212,202)
Class R6	—	(5,616)
Class Y	—	(706,818)
From net realized long-term gain on investments
Class A	—	(3,704,786)
Class B	—	(28,724)
Class C	—	(256,041)
Class R6	—	(6,777)
Class Y	—	(852,868)
Decrease from capital share transactions (Note 4)	(15,225,219)	(30,449,987)
Total increase (decrease) in net assets	16,433,977	(47,170,578)

NET ASSETS
Beginning of period	842,276,651	889,447,229
End of period	$858,710,628	$842,276,651

*Unaudited.

The accompanying notes are an integral part of these financial statements.

Tax-Free High Yield Fund 43

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from		From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)	on investments	operations	investment income	on investments	distributions	of period	value (%)[a]	(in thousands)	net assets (%)[b]	net assets (%)	(%)
Class A
January 31, 2021**	$12.67	.20	.50	.70	(.21)	—	(.21)	$13.16	5.58*	$660,693	.43d*	1.60*	11*
July 31, 2020	12.87	.44	(.07)	.37	(.44)	(.13)	(.57)	12.67	2.95	658,929	.86[d]	3.36	43
July 31, 2019	12.49	.45	.40	.85	(.47)	—	(.47)	12.87	6.98	680,689	.84[d]	3.59	47
July 31, 2018	12.51	.49	(.02)	.47	(.49)	—	(.49)	12.49	3.81	687,025.82		3.71	39
July 31, 2017	13.01	.51	(.50)	.01	(.51)	—	(.51)	12.51	.15	715,286.83		3.85	32
July 31, 2016	12.39	.52	.62	1.14	(.52)	—	(.52)	13.01	9.37	822,429	.82[c]	4.02[c]	25
Class B
January 31, 2021**	$12.71	.16	.50	.66	(.17)	—	(.17)	$13.20	5.25*	$3,314	.74d*	1.30*	11*
July 31, 2020	12.90	.35	(.05)	.30	(.36)	(.13)	(.49)	12.71	2.34	4,034	1.48[d]	2.74	43
July 31, 2019	12.51	.38	.40	.78	(.39)	—	(.39)	12.90	6.39	6,297	1.46[d]	2.98	47
July 31, 2018	12.54	.41	(.03)	.38	(.41)	—	(.41)	12.51	3.08	7,834	1.44	3.09	39
July 31, 2017	13.04	.43	(.50)	(.07)	(.43)	—	(.43)	12.54	(.47)	10,206	1.45	3.22	32
July 31, 2016	12.42	.44	.62	1.06	(.44)	—	(.44)	13.04	8.68	12,746	1.44[c]	3.40[c]	25
Class C
January 31, 2021**	$12.71	.15	.50	.65	(.16)	—	(.16)	$13.20	5.17*	$29,052	.81d*	1.22*	11*
July 31, 2020	12.90	.33	(.05)	.28	(.34)	(.13)	(.47)	12.71	2.18	30,283	1.63[d]	2.59	43
July 31, 2019	12.52	.36	.39	.75	(.37)	—	(.37)	12.90	6.15	49,747	1.61[d]	2.83	47
July 31, 2018	12.54	.39	(.02)	.37	(.39)	—	(.39)	12.52	3.00	58,811	1.59	2.94	39
July 31, 2017	13.04	.41	(.50)	(.09)	(.41)	—	(.41)	12.54	(.62)	67,722	1.60	3.08	32
July 31, 2016	12.42	.42	.62	1.04	(.42)	—	(.42)	13.04	8.52	80,038	1.59[c]	3.25[c]	25
Class R6
January 31, 2021**	$12.73	.22	.50	.72	(.23)	—	(.23)	$13.22	5.71*	$1,414	.30d*	1.74*	11*
July 31, 2020	12.93	.47	(.06)	.41	(.48)	(.13)	(.61)	12.73	3.21	1,269	.61[d]	3.61	43
July 31, 2019	12.54	.48	.41	.89	(.50)	—	(.50)	12.93	7.30	1,121	.59[d]	3.83	47
July 31, 2018 †	12.46	.10	.08	.18	(.10)	—	(.10)	12.54	1.41*	10	.11*	.76*	39
Class Y
January 31, 2021**	$12.73	.22	.50	.72	(.23)	—	(.23)	$13.22	5.70*	$164,238	.31d*	1.73*	11*
July 31, 2020	12.92	.47	(.06)	.41	(.47)	(.13)	(.60)	12.73	3.27	147,762	.63[d]	3.59	43
July 31, 2019	12.54	.48	.40	.88	(.50)	—	(.50)	12.92	7.21	145,164	.61[d]	3.82	47
July 31, 2018	12.56	.52	(.02)	.50	(.52)	—	(.52)	12.54	4.03	138,347.59		3.93	39
July 31, 2017	13.06	.53	(.50)	.03	(.53)	—	(.53)	12.56	.38	157,229.60		4.05	32
July 31, 2016	12.44	.54	.62	1.16	(.54)	—	(.54)	13.06	9.59	168,811	.59[c]	4.24[c]	25

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

44 Tax-Free High Yield Fund	Tax-Free High Yield Fund 45

Financial highlights cont.

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to July 31, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

d Includes interest and fee expense associated with borrowings which amounted to (for each class):

Percentage of average net assets
January 31, 2021	0.01%
July 31, 2020	0.04
July 31, 2019	0.02

The accompanying notes are an integral part of these financial statements.

46 Tax-Free High Yield Fund

Notes to financial statements 1/31/21 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2020 through January 31, 2021.

Putnam Tax-Free High Yield Fund (the fund) is a diversified series of Putnam Tax-Free Income Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income exempt from federal income tax. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)), are a combination of below-investment-grade and investment-grade securities, and have intermediate- to long-term maturities (i.e., three years or longer). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in tax-exempt investments. This investment policy cannot be changed without the approval of the fund’s shareholders. Such tax-exempt investments in which the fund invests are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities, and the income from these investments is exempt from federal income tax. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 4.00%. Class A shares generally are not subject to a contingent deferred sales charge, and class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Effective March 1, 2021, class C shares will generally convert to class A shares after approximately eight years. The expenses for class A, class B and class C shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B and class C shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Tax-Free High Yield Fund 47

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

48 Tax-Free High Yield Fund

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk, and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging sector exposure, and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Tax-Free High Yield Fund 49

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $46,030,474 were held by the TOB trust and served as collateral for $25,989,180 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $18,014 for these investments based on an average interest rate of 0.14%.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (overnight LIBOR prior to October 16, 2020) for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (1.30% prior to October 16, 2020) for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Fund has elected to defer certain capital losses of $6,552,540 recognized during the period between November 1, 2019 and July 31, 2020 to its fiscal year ending July 31, 2021.

50 Tax-Free High Yield Fund

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $803,300,203, resulting in gross unrealized appreciation and depreciation of $81,514,224 and $13,777,894, respectively, or net unrealized appreciation of $67,736,330.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.630%	of the first $5 billion,	0.430%	of the next $50 billion,
0.580%	of the next $5 billion,	0.410%	of the next $50 billion,
0.530%	of the next $10 billion,	0.400%	of the next $100 billion and
0.480%	of the next $10 billion,	0.395%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.235% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts

Tax-Free High Yield Fund 51

for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$232,749	Class R6	333
Class B	1,248	Class Y	53,903
Class C	10,538	Total	$298,771

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $47,351 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $576, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$819,062
Class B	1.00%	0.85%	14,918
Class C	1.00%	1.00%	148,318
Total			$982,298

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $13,466 from the sale of class A shares and received $90 and $53 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $65 on class A redemptions.

52 Tax-Free High Yield Fund

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$89,418,782	$109,033,076
U.S. government securities (Long-term)	—	—
Total	$89,418,782	$109,033,076

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 1/31/21		YEAR ENDED 7/31/20
Class A	Shares	Amount	Shares	Amount
Shares sold	1,403,190	$17,973,399	5,976,273	$75,963,928
Shares issued in connection with
reinvestment of distributions	719,729	9,199,424	2,073,051	26,300,349
	2,122,919	27,172,823	8,049,324	102,264,277
Shares repurchased	(3,906,402)	(49,874,913)	(8,961,044)	(111,874,544)
Net decrease	(1,783,483)	$(22,702,090)	(911,720)	$(9,610,267)

	SIX MONTHS ENDED 1/31/21		YEAR ENDED 7/31/20
Class B	Shares	Amount	Shares	Amount
Shares sold	2,541	$32,943	2,612	$33,763
Shares issued in connection with
reinvestment of distributions	2,963	37,941	12,652	161,514
	5,504	70,884	15,264	195,277
Shares repurchased	(71,719)	(912,274)	(186,202)	(2,362,603)
Net decrease	(66,215)	$(841,390)	(170,938)	$(2,167,326)

	SIX MONTHS ENDED 1/31/21		YEAR ENDED 7/31/20
Class C	Shares	Amount	Shares	Amount
Shares sold	140,941	$1,802,542	342,190	$4,389,985
Shares issued in connection with
reinvestment of distributions	26,593	341,004	87,962	1,121,512
	167,534	2,143,546	430,152	5,511,497
Shares repurchased	(348,526)	(4,467,777)	(1,904,909)	(23,816,185)
Net decrease	(180,992)	$(2,324,231)	(1,474,757)	$(18,304,688)

Tax-Free High Yield Fund 53

	YEAR ENDED 7/31/20*
Class M	Shares	Amount
Shares sold	2,081	$27,038
Shares issued in connection with reinvestment of distributions	3,363	43,820
	5,444	70,858
Shares repurchased	(505,032)	(6,541,035)
Net increase (decrease)	(499,588)	$(6,470,177)

	SIX MONTHS ENDED 1/31/21		YEAR ENDED 7/31/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	10,336	$131,296	45,586	$583,573
Shares issued in connection with
reinvestment of distributions	1,842	23,664	4,644	58,968
	12,178	154,960	50,230	642,541
Shares repurchased	(4,926)	(62,619)	(37,285)	(472,224)
Net increase	7,252	$92,341	12,945	$170,317

	SIX MONTHS ENDED 1/31/21		YEAR ENDED 7/31/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	2,197,771	$28,172,131	3,812,849	$48,439,053
Shares issued in connection with
reinvestment of distributions	163,552	2,100,824	440,204	5,609,692
	2,361,323	30,272,955	4,253,053	54,048,745
Shares repurchased	(1,542,783)	(19,722,804)	(3,879,303)	(48,116,591)
Net increase	818,540	$10,550,151	373,750	$5,932,154

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/20	cost	proceeds	income	of 1/31/21
Short-term investments
Putnam Short Term
Investment Fund*	$34,820,739	$119,559,224	$124,109,101	$29,402	$30,270,862
Total Short-term
investments	$34,820,739	$119,559,224	$124,109,101	$29,402	$30,270,862

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

54 Tax-Free High Yield Fund

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	20
OTC total return swap contracts (notional)	$24,000,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Interest rate contracts	Receivables	$118,076	Payables	$83,789
Total		$118,076		$83,789

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$114,507	$698,493	$813,000
Total	$114,507	$698,493	$813,000

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Swaps	Total
Interest rate contracts	$(365,909)	$(365,909)
Total	$(365,909)	$(365,909)

Tax-Free High Yield Fund 55

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

			Morgan Stanley
		JPMorgan	& Co.
	Citibank, N.A.	Securities LLC	International PLC	Total
Assets:
OTC Total return swap contracts*#	$6,416	$—	$111,660	$118,076
Total Assets	$6,416	$—	$111,660	$118,076
Liabilities:
OTC Total return swap contracts*#	—	—	83,789	83,789
Total Liabilities	$—	$—	$83,789	$83,789
Total Financial and Derivative	$6,416	$—	$27,871	$34,287
Net Assets
Total collateral received	$—	$—	$—
(pledged)†##
Net amount	$6,416	$—	$27,871
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—
Collateral (pledged) (including TBA
commitments)**	$—	$—	$—	$—

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

**Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 9: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

56 Tax-Free High Yield Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, sustainable, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
Marketing Services	Mona K. Sutphen	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Principal Accounting Officer,
	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Tax-Free High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not Applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Free Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 30, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 30, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: March 30, 2021